Provisions, Trade and Other Payables	12 Months Ended
Dec. 31, 2024
Provisions, Trade and Other Payables
Provisions, Trade and Other Payables

Note 20

Provisions, Trade and Other Payables

EUR’000	2024	2023	2022
Trade and other payables:
Trade payables	11,577	8,399	3,979
Other payables	32,018	24,237	4,843
Total trade and other payables	43,595	32,636	8,822

The increase in other payables is attributed to year-end activity and timing in payments processing.

EUR’000	2024	2023	2022
Provisions at 1 January:	6,899	—	—
Acquisition of businesses	—	6,987	—
Utilised during the year	(4,570)	—	—
Reversed during the year	(1,576)	—	—
Exchange differences	88	(88)	—
Total provisions at 31 December	841	6,899	—
Current	841	2,086	—
Non-current	—	4,813	—

The provisions relate to an onerous contract. For additional information, please refer to Note 4

Note 20

Provisions, Trade and Other Payables

Continued from previous page

Accounting policies

Trade and other payables represent liabilities for goods and services provided to the Group prior to the end of the financial year, which are unpaid. They are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business, if longer). Otherwise, they are presented as non - current liabilities. Trade and other payables are initially recognised at fair value, and subsequently carried at amortised cost, using the effective interest method.

A provision is recognised for certain contracts with customers for which the unavoidable costs of meeting the performance obligations exceed the economic benefits expected to be received. It is anticipated that these costs will be incurred in the next financial year.